CONSENT OF DIRECTORS

OF

HANGMAN PRODUCTIONS, INC.

The undersigned, being all of the directors of Hangman Productions, Inc., a Utah corporation (the “Company”), acting pursuant to Section 16-10a-821 of the Utah Revised Business Corporation Act, do hereby unanimously consent to and adopt the following resolutions, effective as of the latest signature date hereof:

RECITALS

WHEREAS, the Company has agreed to enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company formed a wholly-owned subsidiary under the laws of the State of Utah on September 28, 2009, under the name Hangman Acquisition, Inc. (“Merger Subsidiary”), and Merger Subsidiary and Connected Lyfe, Inc., a Utah corporation (“Connected Lyfe”), will merge in a “reverse triangular merger” pursuant to the provisions of Sections 368(a)(1) and 368(a)(2)(E) of the United States Internal Revenue Code of 1986, as amended, and the applicable provisions of the Utah Revised Business Corporation Act (“Utah Law”), and whereby the holders of Connected Lyfe common stock will receive shares of common stock of the Company (“Company Common Stock”), all as detailed in the Merger Agreement (hereafter referred to as the “Merger” or the “Exchange”); and

WHEREAS, Connected Lyfe shall be the surviving corporation (“Surviving Corporation”) under the Merger; and

WHEREAS, the Exchange will be completed in accordance with the Merger Agreement and as part of the consummation of the Merger; and

WHEREAS, the Company shall have pre-Merger capitalization of 2,980,000 shares of Company Common Stock; and

WHEREAS, the Company has engaged the services of an attorney pursuant to an Engagement Letter attached hereto as Exhibit A and incorporated herein by reference and which firm engaged thereunder may have a potential conflict of interest that the Company does not believe is material to the services to be rendered to it thereunder; and

WHEREAS, following the Exchange and the consummation of the Merger, certain of the Connected Lyfe shareholders will become directors and/or officers of the Company; and

WHEREAS, the Company desires to ensure that the shares of the Company Common Stock issued hereunder or other shares of common stock of the Company to be issued by or pursuant to any agreement referenced herein are exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 16b-3(d)(1) adopted pursuant to said Section 16(b); and

WHEREAS, the Board of Directors has considered, among other factors, the following, in determining that the Merger should be adopted, ratified and approved:

•

the long-term interests of  the Company and its shareholders and those of Connected Lyfe and its shareholders, including potential liquidity for Connected Lyfe shareholders and value for the Company’s shareholders;

•

dilution to the shareholders of both companies;

•

information concerning the business prospects of Connected Lyfe as a publicly-held company to the holders of both companies;

•

the strength of the prospective management members that Connected Lyfe could bring to the reorganized Company, along with its business model, current and planned operations, intellectual property and its potential for growth;

•

the ability of Connected Lyfe consultant, Smith Corporate Services, Inc. (“SCS”), to introduce broker dealers to the reorganized Company that may be willing to raise funds for the reorganized Company’s business operations;

•

the terms of the Merger, including that it will likely qualify as a tax-free reorganization for federal income tax purposes; and

•

the projected relative ownership interests of the Company’s shareholders and the shareholders of Connected Lyfe in the reorganized Company immediately  following the closing of the Merger;

WHEREAS, it is deemed by the Board of Directors that the conditions, agreements and understandings between Connected Lyfe and its shareholders regarding the valuation of Connected Lyfe shares at their respective purchase price in the event any Connected Lyfe shareholder elects to or is deemed by terms and conditions of the Merger Agreement to have elected to have exercised dissenters’ rights under Utah Law are material and valuable to it in approving the Merger and the Merger Agreement;

NOW, THEREFORE, be it

RESOLVED, that Merger Subsidiary merge with Connected Lyfe as contemplated by the terms of the Merger Agreement, with the Company hereby voting all shares of the outstanding voting securities of Merger Subsidiary owned by it in favor of the Merger;

FURTHER, RESOLVED, that the Company adopt, ratify and approve the Merger Agreement and all related or collateral agreements executed and delivered thereunder or contemplated to be executed and delivered by the Company thereunder;

FURTHER, RESOLVED, that each one (1) share of issued and outstanding common stock of Connected Lyfe (the “Connected Lyfe Shares”) shall, upon the effective date of the Merger Agreement, be converted into and exchanged for one (1) share of the Company as set forth in the Merger Agreement, for an aggregate of 52,199,394 shares; and that all shares of the Company Common Stock issued in exchange for the Connected Lyfe Shares shall be “restricted securities” that are not freely publicly tradeable except in accordance with the applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”), and/or the general rules and regulations of the Securities and Exchange Commission promulgated thereunder;

FURTHER, RESOLVED, that all stock options, warrants, convertible debt other convertible securities or other rights to acquire shares or securities of any kind of Connected Lyfe (collectively, the “Connected Lyfe Convertible Securities”) outstanding at the closing, whether or not exercisable and whether or not vested (all of which are listed in the Connected Lyfe Disclosure Schedule as defined in Section 2.1 of the Merger Agreement) shall remain outstanding following the closing and shall be assumed by the Company and shall continue to have, and be subject to, the same terms and conditions as set forth in the underlying Connected Lyfe Convertible Securities documents, but will be convertible into shares of the Company Common Stock as described in Schedule 1.4(b) Merger Agreement, and that the Company reserve sufficient shares of the Company Common Stock for issuance on exercise and payment of the exercise price or prices thereof, and further, that the Company adopt, ratify and approve the Connected Lyfe

Stock Option Plan as its own;

FURTHER, RESOLVED,  that the Company issue SCS 4,162,478 shares of the Company’s common stock that are also “restricted securities” in accordance with the terms and provisions of its Consulting Agreement with Connected Lyfe, which amount of shares shall represent approximately 9.5% of the post-Merger outstanding shares of the Company for an approximate aggregate total of 5,741,978 shares of the Company’s common stock, taking into account 1,579,500 shares of the Company’s common stock that SCS has purchased from certain current shareholders of the Company, all of whom may be deemed to be “affiliates” of the Company;

FURTHER, RESOLVED, that the Company issue Michael E. Dancy and David E. Nelson 250,000 shares each of the Company’s common stock that are also “restricted securities” for services rendered and to be rendered to the Company under written agreements with these persons that will be executed on closing;

FURTHER, RESOLVED, that the firm of Leonard W. Burningham, Esq. be paid a flat fee of $25,000, $15,000 of which has been paid, all as outlined in Mr. Burningham’s Engagement Letter, a copy of which is attached hereto as Exhibit A, and that any potential conflict of interest outlined therein is hereby waived without qualification;

FURTHER, RESOLVED, that the issuance of the Company Common Stock and the assumption of the Connected Lyfe Convertible Securities under the Merger Agreement are hereby adopted, ratified and approved;

FURTHER, RESOLVED, that the foregoing approvals are being granted for the purpose of exempting the Exchange of securities of the Company and the other issuances of securities authorized herein from Section 16(b) of the Exchange Act pursuant to Rule 16b-3(d)(1);

FURTHER, RESOLVED, that in the good faith judgment of the directors of the Company, the Merger to be covered by the Merger Agreement and the issuance of all securities as outlined herein are fair, just and equitable, and in the best interest of the shareholders of the Company;

FURTHER, RESOLVED, that the shares to be issued pursuant to the Merger contemplated by the Merger Agreement or additional issuances of securities outlined herein shall be deemed validly issued, fully paid and non-assessable on issuance, without qualification, including the common stock of the Company underlying any of the Connected Lyfe Convertible Securities, on exercise and payment of the exercise price in accordance with the terms and conditions thereof;

FURTHER, RESOLVED, that the delivery of such shares shall be subject to compliance with applicable securities laws, rules and regulations;

FURTHER, RESOLVED, that any officer of the Company be and is hereby authorized and directed to execute and deliver the Merger Agreement and all other documents required or deemed necessary to complete the Merger Agreement for and on behalf of the Company pursuant to which Merger Subsidiary shall merge with Connected Lyfe in a “reverse triangular merger” within the meaning of Sections 368(a)(1) and 368(a)(2)(E) of the United States Internal Revenue Code of 1986, as amended;

FURTHER, RESOLVED, that on closing and on the Effective Date of the Merger (as defined in the Merger Agreement), the non-dissenting holders of Connected Lyfe Shares shall have been determined to be shareholders of record of the Company, the present directors and executive officers of the Company shall designate the directors and executive officers nominated by Connected Lyfe to serve in their place and stead, until the next respective annual meetings of the shareholders and the Board of Directors of the reorganized Company, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who are Robert A. Bryson, director and President, Garrett R. Daw, director and Secretary/Treasurer; and Gregory M. Smith, director and Vice President; and then, the current directors of the Company and all current executive officers, shall resign, in seriatim;

FURTHER, RESOLVED, that the Company adopt, ratify and approve each and every agreement or collateral agreement referenced in the Merger Agreement that is anticipated to be approved by the Company as part of the Merger;

FURTHER, RESOLVED, that the Company reserve such shares of its common stock as may be necessary to issue on the exercise and payment of any Connected Lyfe Convertible Securities assumed under the Merger Agreement;

FURTHER, RESOLVED, that the Merger Agreement will be deemed to be completed pursuant to the terms and provisions of the Merger Agreement as soon as practicable; and

FURTHER, RESOLVED, that the name of the reorganized Company be changed to “LYFE Communications, Inc.,” and that a proxy or information statement be prepared for such purpose and filed with the Securities and Exchange Commission as soon as possible, and that if desired, the Company is authorized to do business under that name until its name can be formally changed by an amendment to the Company’s Articles of Incorporation, subject to filing applicable “dba” authorization with the Utah Department of Commerce.

Date: 4/8/2010

.

/s/James P. Doolin

James P. Doolin

Date: 4/8/2010

.

/s/Shane E. Thueson

Shane E. Thueson

Date: 4/8/2010

.

/s/John K. Winchester

John K. Winchester

December 7, 2009

Hangman Productions, Inc.

1388 South Foothill Dr., #200

Salt Lake City, Utah  84108

Attention:

James P. Doolin, Director

Shane E. Thueson, Director

John K. Winchester, Director

Acclivity Media, LLC

912 Baxter Drive, Suite 200

South Jordan, Utah 84095

Attention:

Robert A. Bryson

Garrett R. Daw

Greg M. Smith

SCS, Inc.

455 East 500 South Street, Suite 201

Salt Lake City, Utah 84111

Attention:

Karl S. Smith, President

Re:

Engagement to perform legal services for Hangman Productions, Inc., a Utah corporation (the “Company”), regarding the proposed acquisition or reorganization between the Company and Acclivity Media, LLC, a Utah limited liability company (“Acclivity Media”), and related matters

Dear Ladies and Gentlemen:

Engagement

This letter will set forth the proposed terms of our firm’s engagement for and on behalf of the Company regarding the proposed acquisition or merger with Acclivity Media, whereby it is proposed that the Company will directly acquire all of Acclivity Media’s assets, (i) or all of its common stock, following a conversion to a Utah corporation under the Utah Revised Business Corporation Act; (ii) or under a merger of a to be formed wholly-owed subsidiary of the Company (“Acquisition Sub”) with and into Acclivity Media and with Acclivity Media being the surviving corporation in the merger and becoming a wholly-owned subsidiary of the Company on the effective date of the merger, also assuming that Acclivity Media will have converted to a Utah corporation (collectively, the “Reorganization”).  Our services will include the preparation of all required or necessary documentation to complete the Reorganization, including the requisite agreement and related schedules and exhibits; “due diligence” on the Company and Acclivity Media, which will be outlined in a letter to the Company and Acclivity Media; the conversion to a Utah corporation documentation for Acclivity Media, if that is a part of the terms of the Reorganization; required or necessary re-capitalizations; and necessary consents and minutes, among other documents (the “Transaction Documents”).  We will also prepare and file, with the assistance of management of the parties, a Form 8-K Current Report describing the Reorganization with the Securities and Exchange Commission (the “SEC”) on behalf of the Company following the Reorganization, which will include all of the information that Acclivity Media would have been required to file with the SEC had it filed a Form 10 Registration Statement with the SEC, in accordance with Item 5.01(8) of Form 8-K.

Unless we establish a different arrangement, our services will be performed for a flat fee of $25,000, $12,500 of which will be paid on the execution hereof by SCS, Inc, a Utah corporation and consulting firm to Acclivity Media (“SCS”), in accordance with arrangements between Acclivity Media and SCS (the “SCS Consulting Agreement”) and arrangements between the Company and SCS, and the balance of $12,500 of which will be due on the closing of the Reorganization.  All currently outstanding fees and costs presently owed to us by the Company shall also be paid at closing, presently amounting to $11,544.85.  Additionally, the undersigned shall acquire 100,000 shares of the Company’s common stock that SCS will receive in the Company under its SCS Consulting Agreement, a portion which will be for members of our staff, at an agreed upon purchase price with SCS of $0.01 per share, with the sale of these shares to be outlined in a Bill of Sale.

For all other or future services, we will be paid at our hourly rates, which are:  Branden T. Burningham, Esq., my son, at an hourly rate of $280; Bradley C. Burningham, Esq., another son, at an hourly rate of $135; and my hourly rate is $450 per hour.  We will also bill our costs, in addition to the agreed upon fees, as follows: copy costs will be billed at $0.15 per page; and facsimiles are billed at $1.25 per page, with us paying the long distance charges; any required scanning for SEC filings will be billed at the lower of $4 per page or our customary flat fees; Depending upon the documents filed, Edgar fees usually do not exceed $150 for SEC Form 8-K Current Report filings of this type (amendment are billed at a lesser rate as they are filed without exhibits); all other expenses such as Federal Express, other courier fees, filing fees and the like are billed at our cost.  Costs will be billed and payable at the closing of the Reorganization, unless we arrange otherwise.

We anticipate that our first draft of the Transaction Documents can be completed no later than December 31, 2009, and that subject to the review by all parties and their other, or additional, legal counsel, and the time that may be required for modifications to the Reorganization and related documents and exhibits resulting from such review and advice, including the 8-K Current Report, that the Reorganization could be closed by January 31, 2010.  This time table is based upon our timely receiving adequate “due diligence” respecting Acclivity Media’s business, prospects, management and financial statements, and the assumption that we will have completed our own “due diligence” review of Acclivity Media and its principals by such date and that all required financial statements of the parties needed to be filed with the 8-K Current Report have been completed and provided to us.  The current auditors of the Company have advised me that these dates are possible, and that they are interested in meeting with Acclivity Media principals to discuss their audit.  By using one auditor between the parties, duplicate auditor fees can be avoided in future SEC filings; if Acclivity Media uses a different auditor, all audits of the reorganized company for two years thereafter will require both auditors’ consents and reviews of applicable filings that contain the reorganized company’s audited financial statements.

Conflicts of Interest

You should be aware that there is a substantial potential for a conflict of interest arising now or in the future with respect to our services that we are to render for the Company or otherwise, as related to the Reorganization, not the least of which are the following:

1.

The undersigned, Leonard W. Burningham, Esq., is a stockholder of the Company, owning 100,000 shares (this does not take into account a planned pre-Reorganization two for one dividend with a mandatory exchange of stock certificates being required to receive the dividend that will be accounted for as a two for one forward split of the Company’s outstanding shares [that dividend will not change this current percentage of ownership]) or approximately 6.7% of the current outstanding voting securities of the Company; and the undersigned’s son, Branden T. Burningham, Esq., presently owns 2,000 shares of the Company’s common stock.

2.

We have and do represent SCS and its principal stockholder and director and executive officer,

Karl S. Smith, in various other matters, and we have discussed the Reorganization with both and have provided advice about the Company and various aspects of the Reorganization and applicable federal securities laws, rules and regulations;

3.

SCS has a Consulting Agreement with Acclivity Media; SCS represented Acclivity Media in selecting the Company and discussing this Reorganization with the principals of the Company (though we already represented the Company); we have provided some advice to Acclivity Media through SCS or directly, based upon the SEC Consulting Agreement; SCS or Acclivity Media will select other legal counsel for Acclivity Media in connection with the Reorganization to review all aspects thereof, including our “due diligence” of the Company and Acclivity Media, all documentation prepared by us for the Company or Acclivity Media regarding the Reorganization or otherwise and all advice by us given to Acclivity Media as a result of the SCS Consulting Agreement or otherwise; SCS has had other dealings with certain principals of the Company; and SCS will receive up to approximately 9% of the post-Reorganization outstanding voting securities of the Company for its services to Acclivity Media under the SCS Consulting Agreement, which we assume all addressees to this Engagement Letter have received and reviewed.

4.

It is our understanding that SCS is going to be responsible for paying our fees hereunder under the SCS Consulting Agreement with Acclivity Media;

5.

SCS will convey an additional 100,000 post-Reorganization shares of the Company that SCS owns or will receive in the Company under its SCS Consulting Agreement, if the Reorganization is closed as anticipated, at an agreed upon price of $0.01 per share, which is also mentioned above, and a portion of these shares will be provided to our staff;

6.

SCS is in the process of attempting to purchase a portion of the outstanding common stock of the Company from certain current shareholders at a price of $0.01 per share, subject to disclosure about the Reorganization and related matters, and any shares so purchased shall be taken into account in computing the approximate 9% interest that SCS will be entitled to receive in the post-Reorganization Company as referenced above;

7.

We may also be paid, in addition to the compensation payable hereunder, a portion of the securities that SCS owns or will receive in the reorganized company, for other future services rendered by us that are provided to SCS; these securities may have a substantial additional value, far in excess of the fees being paid to us hereunder in connection with the Reorganization; and

8.

The undersigned and his family will benefit substantially if the Reorganization is a success and the reorganized company does well, by virtue of the holdings of common stock in the Company of the undersigned and his son, and the undersigned believes all of his and his son’s securities are “free trading” securities under federal securities laws, rules and regulations, having all been held in excess of two years, excluding any securities that may be acquired by the undersigned or us from SCS, which will be “restricted securities” subject to resale in accordance with the terms and provisions of Rule 144.

We did not participate in the negotiations that resulted in the terms and conditions of the Reorganization, and we are not in a position to control any material decisions made by, between or among the Company or Acclivity Media or SCS; however, we could certainly influence decisions that are made.  We believe that we have always acted in good faith in these types of situations, and in accordance with our best judgment, and we do not believe that any material conflicts will arise.  If one does, we will immediately advise all parties; regardless, it is important that you have the opportunity to have independent legal counsel who may review our work and/or advice, and we would welcome any input in this respect.  That includes the Company, Acclivity Media (it is our understanding that Acclivity Media will have independent legal counsel) and SCS and the principals of each of these companies.

We will perform the services that we have been engaged to perform for the Company in our customary and usual manner, without any regard for our personal interest in the Company.  It is our intention to utilize documents, forms and agreements that are substantially similar to the hundreds of other reorganizations or mergers in which we have been involved as lawyers for others, and, to the extent possible, to ensure that what we do will accomplish the goals of the parties.  We believe that Acclivity Media desires to become a publicly-held company and wishes to accomplish this by the completion of the Reorganization with the Company which is already publicly-held.  The Company is a “reporting issuer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to our knowledge, is “current” in the filing of all reports that are required by it to have been filed with the SEC.  To the best of our knowledge, the filings of the Company in the Edgar Archives are true and correct in every material respect.  We believe that the Company will be a good candidate (based upon our knowledge and experience in transactions involving similar “reverse” reorganizations) through which Acclivity Media can become a publicly-held company as a result of the completion of the Reorganization; however, the Company has had limited operations and could be deemed to be or have been a “shell company” under Rule 12b-2 of the Exchange Act, though its reports and registration statements do not reflect that since it began such filings in 2004; at its inception, it was organized as “BBC2, Inc.” to engage in any business, meaning that it may have been a “shell company” at its inception.  It has had continuous, though limited in dollar volume, operations, since it filed its Form 10-SB Registration Statement in 2004; and that filing could be deemed to be the “Form 10 Information” required by Rule 144(i).  A present “shell company” designation would make the shares issued in and subsequent to the Reorganization subject to resale under Rule 144(i), which would require a one year holding period following the filing of the “Form 10 Information” under Rule 144(i), rather than the customary six month holding period.  “Form 10 Information” is also planned to be filed in the 8-K Current Report respecting the Reorganization concerning the new business direction anticipated under the Reorganization within four business days of the closing of the Reorganization. The Company will still have its present business operations, and if those business operations are deemed to be sufficient to remove the Company from the “shell company” definition, and I believe they are, then the Company’s filing of the Form 10-SB in 2004 will have satisfied the filing of the “Form 10 Information” under Rule 144(i), meaning there will only be a six month holding period on stock issuances to and subsequent to the closing of the Reorganization.

On the other hand, the Company wants to ensure that the business and prospects that Acclivity Media has represented that it has and on which the Company’s Board of Directors has made a determination to complete the Reorganization, are owned by Acclivity Media and protected for the benefit of Acclivity Media, and subsequent to the closing of the Reorganization, for the benefit of the reorganized company.  Because of the matters enumerated above, and as indicated above, each of you and your principals should engage other legal counsel to review the Transaction Documents and these matters and any other purposes that you may wish to accomplish under the Reorganization.  We urge you to do so.

Other reasons, though not believed to be exclusive, for having other legal counsel review the Transaction Documents, related documents and exhibits and other advice given by us under the Engagement Letter for each of you and your principals are as follows:

*

Our current and prior representation of the Company, its principals, the Doolin family (who are principal stockholders of the Company), SCS and Karl S. Smith;

*

Our interest in the Company may give rise to an appearance of impropriety;

*

Our interest in the Company may be taken into consideration in rendering advice, whether intentionally or not;

*

Our opinions may be incorrect in law or fact;

*

Our views may be skewed by our current or past legal representation of the other parties;

*

We may favor one client or another in rendering advice, whether intentionally or not;

*

One party is paying our fees, and we are receiving shares of the Company from others, in addition to our fees;

*

Some of our past opinions for the Company have covered securities of family members who were part of the other stockholders covered by such opinions, like our Rule 504 opinion dated December 15, 2004, and our “Rule 144 Blanket” opinion dated December 15, 2004 (both of these legal opinions predate Rule 144(i) and its applicability to resales of securities by a “shell company”);

*

The Company’s current operations could be deemed to be the operations of a “shell company,” meaning that until 12 months from the filing of the 8-K Current Report on the Reorganization, no shares issued in or after the Reorganization could be sold under Rule 144(i), and once the 12 month period had lapsed, sales of any shares previously issued that had been held for at least six months could be resold under Rule 144(i), assuming the Company was “current” in its Exchange Act filings;

*

“Shell company” determination is not exact and is at best a factual question upon which opinions may differ concerning this definition; and

*

Our potential benefit from the closing of the Reorganization, in addition to our fees.

Any questions you may have regarding the foregoing should be provided in writing and will be fully answered to your satisfaction.

If your Board of Directors, managers or members, in good faith and based upon our disclosure, approve of our engagement as outlined above, please sign and date below and facsimile your respective Board of Directors’ or manager’s or member’s written Consent, along with the signatures on this Engagement Letter back to me.  Your signatures will also be waiving any potential conflicts of interest mentioned or implied from the foregoing disclosure.  Board, management or member approval alone should not mean that you should not also have separate legal counsel.

Thank you very much.

Sincerely yours,

/s/Leonard W. Burningham

Leonard W. Burningham

ACCEPTED:

HANGMAN PRODUCTIONS, INC.

Dated: 12/7/09

.

By /s/James P. Doolin

      James P. Doolin, President

Consent of Directors of Hangman Productions, Inc.

With his signature below, each of the undersigned persons, as directors of the Company hereby represents that he has read the foregoing Engagement Letter, waives any potential conflicts of interest on behalf of the Company, subject to the disclosures outlined or implied and adopts the Engagement Letter for and on behalf of the Company.

Dated: 12/7/09

.

/s/James P. Doolin

James P. Doolin

Dated: 12/7/09

.

/s/Shane E. Thueson

Shane E. Thueson

Dated: 12/7/09

.

/s/John K. Winchester

John K. Winchester

Conflict Waiver

HANGMAN PRODUCTIONS, INC.

Dated: 12/7/09

.

By /s/James P. Doolin

    James P. Doolin, President

Dated: 12/7/09

/s/James P. Doolin

James P. Doolin, Individually

Dated: 12/7/09

/s/Shane E. Thueson

Shane E. Thueson, Individually

Dated: 12/7/09

.

/s/John K. Winchester

John K. Winchester, Individually

ACCLIVITY MEDIA, LLC

Dated: 12/9/09

.

By /s/Robert A. Bryson

    Robert A. Bryson, Member

Dated: 12/9/09

.

/s/Garrett R. Daw

   Garrett R. Daw, Member

Dated: 12/9/09

.

/s/Greg M. Smith

   Greg M. Smith, Member

SCS, INC.

Dated: 12/14/09

.

By /s/Karl S. Smith

     Karl S. Smith, President

Dated: 12/14/09

.

/s/Karl S. Smith

Karl S. Smith, Individually

JOINT WRITTEN CONSENT RESOLUTIONS

 OF

THE BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER

OF

HANGMAN ACQUISITION, INC.

The undersigned, being all of the members of the Board of Directors (the “Board”) and the sole shareholder (the “Shareholder”) of Hangman Acquisition, Inc., a Utah corporation (the “Company”), acting in accordance with the provisions of the Utah Revised Business Corporation Act (the “Utah Act”), do hereby adopt the following resolutions by written consent effective as of  the latest signature date hereof.

Approval of Merger

WHEREAS, the Company desires to merge with and into Connected Lyfe, Inc., a Utah corporation (“Connected Lyfe”) (the “Merger”), pursuant to the terms and conditions set forth in that certain Agreement and Plan of Merger (the “Plan of Merger”, a copy of which is attached hereto as Exhibit A) by and among the Company, Connected Lyfe and Hangman Productions, Inc., a Utah corporation and the parent of the Company (the “Parent”), with Connected Lyfe as the surviving corporation; and

WHEREAS, pursuant to the terms of the proposed Merger, all issued and outstanding shares of the common stock of Connected Lyfe (the “Connected Lyfe Common Stock”) shall be canceled and automatically converted into the right to receive one (1) share of common stock of the Parent (“Parent Common Stock”) for every one (1) share of RFS Common Stock; and

WHEREAS, the Parent will assume all outstanding convertible securities (“Company Convertible Securities” as defined in the Plan of Merger and adopt the Connected Lyfe Stock Plan); and

WHEREAS, the Board and the Shareholder have determined the Merger (i) to be in the best interests of the Company and the Shareholder, and (ii) consistent with and in furtherance of the Company’s long-term business strategy.

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger, pursuant to the terms of which the Company will be merged with and into Connected Lyfe, with Connected Lyfe being the surviving corporation, such that that holders of Connected Lyfe Common Stock will be entitled to receive the Merger Consideration thereunder, is hereby approved and adopted.

 RESOLVED FURTHER, that the Merger is intended to qualify as a tax-free reorganization under the provisions of Section 368 (a) of the Internal Revenue Code of 1986, as amended.

 RESOLVED FURTHER, that the appropriate executive officers of the Company be, and hereby are, authorized, empowered and directed, in the name and on behalf of the Company, to negotiate, execute and deliver the Plan of Merger, other agreements, documents and filings necessary to consummate the Merger, without qualification, and to take such other action as may be necessary or appropriate to comply with the Plan of Merger.

For the sake of convenience, these written consent resolutions may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed these written consent resolutions effective as of the date and year first above written.

DIRECTORS:

Date: 4/8/2010

.

/s/James P. Doolin

James P. Doolin

Date: 4/8/2010

/s/Steve H. Brand

Steve H. Brand

Date: 4/8/2010

.

/s/G. Burke Staker

G. Burke Staker

SHAREHOLDER:

HANGMAN PRODUCTION, INC.,

A Utah corporation

By:/s/James P. Doolin

Name:  James P. Doolin

Title:     President

EXHIBIT A

PLAN OF MERGER